Exhibit 10.1

Execution Version

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

CARRIZO OIL & GAS, INC.

AND

THE GSO FUNDS PARTY HERETO

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of August 10, 2017, by and among Carrizo Oil & Gas, Inc., a Texas corporation (the “Corporation”), and the funds managed by GSO that are identified in Schedule A to the Purchase Agreement (as defined below) and specified on the signature pages hereof (the “GSO Funds”).

WHEREAS, this Agreement is entered into in connection with the closing of the issuance of the Preferred Shares (as defined below) and the Warrants (as defined below) to the GSO Funds pursuant to the Preferred Stock Purchase Agreement, dated June 28, 2017 (the “Purchase Agreement”), by and among the Corporation and the GSO Funds; and

WHEREAS, the Corporation has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the GSO Funds pursuant to the Purchase Agreement; and

WHEREAS, it is a condition to the obligations of the GSO Funds and the Corporation under the Purchase Agreement that this Agreement be executed and delivered.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the Purchase Agreement. The terms set forth below are used herein as so defined:

“Affiliate” shall have the meaning ascribed to it, on the date hereof, in Rule 405 under the Securities Act. For purposes of this Agreement, (i) The Blackstone Group, L.P. and all private equity funds, portfolio companies, parallel investment entities, and alternative investment entities owned, managed, or Controlled by The Blackstone Group, L.P. or its Affiliates that are not part of the credit-related businesses of The Blackstone Group L.P. shall not be considered or otherwise deemed to be an “Affiliate” of the Purchasers or their Affiliates that are part of the credit-related businesses of The Blackstone Group L.P., other than with respect to Section 2.08 and Section 3.14; and (ii) any fund or account managed, advised or sub-advised by or Controlled by GSO or its Affiliates within the credit-related businesses of The Blackstone Group L.P. shall constitute an Affiliate of the Purchasers.

“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Beneficially Own” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time.

“Board” means the Board of Directors of the Corporation or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

“Business Day” means any day other than a Saturday, Sunday, any federal legal holiday or day on which banking institutions in the State of New York or State of Texas are authorized or required by law or other governmental action to close.

“Closing Date” means August 10, 2017.

“Common Share Price” means the volume weighted average closing price of Common Shares (as reported by the NASDAQ or, if the NASDAQ is not the Corporation’s primary securities exchange or market, such primary securities exchange or market) for the ten (10) trading days immediately preceding the date on which the determination is made (or, if such price is not available, as determined in good faith by the Board).

“Common Shares” means the shares of common stock, par value $0.01 per share, of the Corporation.

“Control” means the possession, directly or indirectly, of the power to direct, or cause the direction of, the management and policies of a Person whether though the ownership of voting securities, by contract or otherwise. The terms “Controlled” and “Controlling” shall have correlative meanings.

“Corporation” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Delay Notice” has the meaning specified thereof in Section 2.02 of this Agreement.

“Effective Date” means, with respect to a particular Shelf Registration Statement, the date of effectiveness of such Shelf Registration Statement.

“Effectiveness Period” means, with respect to a Shelf Registration Statement, the period beginning on the Effective Date for the Shelf Registration Statement and ending at the time all Registrable Securities covered by such Shelf Registration Statement have ceased to be Registrable Securities; provided that the Effectiveness Period shall recommence upon receipt of Registrable Securities covered by such Shelf Registration Statement by the Holder from the Corporation (or the receipt of other securities from the Corporation which causes securities held by the Holder to be Registrable Securities) until such time as all such securities cease to be Registrable Securities.

“Electing Holders” has the meaning specified therefor in Section 2.03 of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“FINRA” has the meaning specified therefor in Section 2.04(f) of this Agreement.

“First Redemption” means the first redemption of Preferred Shares for Common Shares in accordance with the Statement of Resolutions.

“Freely Tradable” means, with respect to any Common Shares, that such security is no longer subject to the restrictions on trading under the provisions of Rule 144 under the Securities Act (or any successor rule or regulation to Rule 144 then in force), including volume and manner of sale restrictions, and the current public information requirement of Rule 144(c) (or any successor rule or regulation to Rule 144 then in force) no longer applies; provided that if a Holder becomes the Beneficial Owner of greater than 10% of the Corporation’s then outstanding Common Shares as a result of the Corporation issuing Common Shares to such Holder, such Holder’s securities in the Corporation shall be deemed not to be Freely Tradable for so long as such Holder is the Beneficial Owner of greater than 10% of the Corporation’s outstanding Common Shares.

“Governmental Authority” means any federal, state, local or foreign government, or other governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

“GSO” means GSO Capital Partners LP, a Delaware limited partnership.

“GSO Funds” has the meaning specified therefor in the introductory paragraph of this Agreement and shall include any transferee or assignee of Registrable Securities that is a fund or account managed, advised or sub-advised by GSO or its Affiliates that agrees with the Company to be bound by the terms of this Agreement.

“Holder” means the record holder of any Registrable Securities.

“Interruption Period” has the meaning specified therefor in Section 2.04 of this Agreement.

“Law” means any statute, law, ordinance, regulation, rule, order, code, governmental restriction, decree, injunction or other requirement of law, or any judicial or administrative interpretation thereof, of any Governmental Authority.

“Losses” has the meaning specified therefor in Section 2.08(a) of this Agreement.

“Managing Underwriter” means, with respect to any Underwritten Offering, the book-running lead manager of such Underwritten Offering.

“NASDAQ” means the NASDAQ Global Select Market.

“Offering Persons” has the meaning specified therefor in Section 2.04(j) of this Agreement.

“Permitted Number of Underwritten Offerings” shall initially mean three; provided, that, (x) if (A) immediately prior to the First Redemption, the aggregate Liquidation Preference of outstanding Preferred Shares, or (B) at the time of the delivery of the applicable Underwritten Offering Notice, the aggregate Registrable Securities Amount of all Holders’ Registrable Securities, is less than $300 million, the Permitted Number of Underwritten Offerings shall be two, and, (y) if (A) immediately prior to the First Redemption, the aggregate Liquidation Preference of outstanding Preferred Shares, or (B) at the time of the delivery of the applicable Underwritten Offering Notice, the aggregate Registrable Securities Amount of all Holders’ Registrable Securities, is less than $150 million, the Permitted Number of Underwritten Offerings shall be one. For the sake of clarity, any sale of Registrable Securities pursuant to an Underwritten Offering Notice shall count against the Permitted Number of Underwritten Offerings as determined at any given time, notwithstanding that such sale may have occurred prior to a reduction in the Permitted Number of Underwritten Offerings pursuant to the terms of this definition.

“Person” means an individual or a corporation, limited liability company, corporation, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

“Preferred Shares” means the shares of Series A preferred stock, par value $0.01 per share, of the Corporation issued by the Corporation to the GSO Funds pursuant to the Purchase Agreement, and all securities issued upon division or combination of, or in substitution for, such shares of Series A preferred stock, including any Substantially Equivalent Security (as defined in the Statement of Resolutions).

“Purchase Agreement” has the meaning specified therefor in the recitals of this Agreement.

“Registrable Securities” means, subject to Section 1.02, (i) the Preferred Shares, (ii) the Common Shares issued or issuable pursuant to the terms of the Preferred Shares, including upon redemption of any Preferred Shares and in payment of dividends thereon, (iii) the Common Shares issued or issuable upon the exercise of the Warrants, (iv) any Common Shares purchased by a Holder from the underwriters of a firm commitment offering by the Corporation and (v) any other Common Shares owned by a Holder and issued to a Holder by the Corporation, and includes, in each case, any type of ownership interest issued to the Holder as a result of Section 3.05 of this Agreement.

“Registrable Securities Amount” means (i) with respect to Common Shares, the calculation based on the product of the Common Share Price times the number of applicable Registrable Securities and (ii) with respect to Preferred Shares, the calculation based on the product of the Liquidation Preference (as defined in the Statement of Resolutions) times the number of applicable Registrable Securities.

“Registration Expenses” has the meaning specified therefor in Section 2.07(b) of this Agreement.

“Required Holders” means Holders of greater than 50% of the Registrable Securities; provided that for purposes of determining such amount, (i) the amount of Preferred Shares will be calculated based on the product of the Liquidation Preference (as defined in the Statement of Resolutions) times the number of applicable Registrable Securities and (ii) the amount Common Shares will be calculated based on the product of the Common Share Price times the number of applicable Registrable Securities.

“Resale Shelf Registration Statement” has the meaning specified therefor in Section 2.01(a) of this Agreement.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Selling Expenses” has the meaning specified therefor in Section 2.07(b) of this Agreement.

“Selling Holder” means a Holder who is selling Registrable Securities under a registration statement pursuant to the terms of this Agreement.

“Selling Holder Indemnified Persons” has the meaning specified therefor in Section 2.08(a) of this Agreement.

“Shelf Registration Statement” means a registration statement under the Securities Act to permit the public resale of the Registrable Securities from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect), including the Resale Shelf Registration Statement or a Subsequent Shelf Registration Statement, as applicable.

“Statement of Resolutions” means the Statement of Resolutions of 8.875% Redeemable Preferred Stock of the Corporation, dated as of August 10, 2017.

“Subsequent Shelf Registration Statement” has the meaning specified therefor in Section 2.01(b) of this Agreement.

“Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which Registrable Securities are sold to one or more underwriters on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” or “block trade” with one or more investment banks.

“Underwritten Offering Notice” has the meaning specified therefor in Section 2.03 of this Agreement.

“Underwritten Offering Threshold” means the lesser of (i) $100 million of Registrable Securities (calculated based on the Registrable Securities Amount of Common Shares) or (ii), upon or following the First Redemption, a number of Common Shares that were issued to holders of Preferred Shares in redemption of at least $100 million of Liquidation Preference pursuant to the Statement of Resolutions.

“Warrants” means the Series A warrants, and all warrants issued upon division or combination of, or in substitution for such warrants, issued pursuant to the Warrant Agreement, dated as of August 10, 2017, between the Corporation and Wells Fargo Bank, N.A.

Section 1.02 Registrable Securities. Any Registrable Security shall cease to be a Registrable Security at the earliest of the following: (a) when a registration statement covering such Registrable Security becomes or has been declared effective by the SEC and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security has been sold or disposed of (excluding transfers or assignments by a Holder to an Affiliate) pursuant to Rule 144 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect) under circumstances in which all of the applicable conditions of Rule 144 (as then in effect) are met; (c) when such Registrable Security is held by the Corporation or one of its Affiliates; or (d) when such Registrable Security has been sold or disposed of in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities pursuant to Section 2.10 hereof. In addition, any Registrable Security that is a Common Share will not be a Registrable Security at any time that it is Freely Tradable or if the number of Registrable Securities that are Common Shares represent less than 1% of the then-outstanding Common Shares; provided that, for the avoidance of doubt, a Common Share that is not a Registrable Security because it is Freely Tradable or because the number of Registrable Securities that are Common Shares represent less than 1% of the then-outstanding Common Shares will become a Registrable Security to the extent it is subsequently not Freely Tradable or if the number of Registrable Securities that are Common Shares represent at least 1% of the then-outstanding Common Shares.

ARTICLE II

REGISTRATION RIGHTS

Section 2.01 Shelf Registration.

(a) Resale Shelf Registration Statement. Within 90 days of the Closing Date, the Corporation shall use its commercially reasonable efforts to prepare and file with the SEC a registration statement covering the sale or distribution from time to time by the Holders, on a delayed or continuous basis pursuant to Rule 415 of the Securities Act, to permit the public resale of all Registrable Securities on the terms and conditions specified in this Section 2.01 (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall not include the Registrable Securities of any Person who is not a Holder under this Agreement. The Resale Shelf Registration Statement filed with the SEC pursuant to this Section 2.01 shall be on Form S-3 or, if Form S-3 is not then available to the Corporation, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of the Registrable Securities, covering the Registrable Securities, and shall contain a prospectus in such form as to permit any Selling Holder covered by such Resale Shelf Registration Statement to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect) at any time beginning on the Effective Date for such Resale Shelf Registration Statement. The Corporation shall use its commercially reasonable efforts to cause the Resale Shelf Registration Statement filed pursuant to this Section 2.01 to be declared effective as soon as practicable after the filing thereof (it being agreed that the Resale Shelf Registration Statement shall be an automatic shelf registration statement that shall become effective upon filing with the SEC pursuant to Rule 462(e) if Rule 462(e) is available to the Corporation).

(b) Subsequent Shelf Registration Statement. If a Shelf Registration Statement filed pursuant to this Agreement ceases to be effective under the Securities Act for any reason at any time during the Effectiveness Period, the Corporation shall use its commercially reasonable efforts as promptly as is reasonably practicable to cause such Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and shall use its commercially reasonable efforts as promptly as is reasonably practicable to amend such Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or file an additional registration statement (a “Subsequent Shelf Registration Statement”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Holders thereof of all securities that are Registrable Securities as of the time of such filing and not registered pursuant to another Shelf Registration Statement. If any Registrable Securities are not included by the Corporation on the Resale Shelf Registration Statement, the Corporation shall, upon request by the Required Holders, file a Subsequent Shelf Registration Statement. No Subsequent Shelf Registration Statement may include the Registrable Securities of any Person who is not a Holder under this Agreement. If a Subsequent Shelf Registration Statement is filed, the Corporation shall use its commercially reasonable efforts to (a) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration Statement shall be an automatic shelf registration statement that shall become effective upon filing with the SEC pursuant to Rule 462(e) if Rule 462(e) is available to the Corporation) and (b) keep such Subsequent Shelf Registration Statement continuously effective until the end of the Effectiveness Period. Any such Subsequent Shelf Registration Statement shall be a registration statement on Form S-3 to the extent that the Corporation is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by the Holders in accordance with any reasonable method of distribution elected by the Required Holders.

(c) Effectiveness Period. A Shelf Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Selling Holders, including by way of an Underwritten Offering, if such an election has been made pursuant to Section 2.03 of this Agreement. During the Effectiveness Period, the Corporation shall use its commercially reasonable efforts to cause a Shelf Registration Statement filed pursuant to this Section 2.01 to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Shelf Registration Statement is available or, if not available, that another registration statement is available for the resale of the Registrable Securities until all Registrable Securities have ceased to be Registrable Securities. The Corporation shall prepare and file all necessary information with the NASDAQ (or such other national securities exchange on which the Registrable Securities are then listed and traded) to list the Registrable Securities covered by a Shelf Registration Statement and shall use its commercially reasonable efforts to have such Registrable Securities approved for listing on the NASDAQ (or such other national securities exchange on which the Registrable Securities are then listed and traded) by the date of any sale or distribution of such Registrable Securities, subject only to official notice of issuance. As soon as practicable following the Effective Date of a Shelf Registration Statement, but in any event within three Business Days of such date, the Corporation shall notify the Holders of the effectiveness of such Shelf Registration Statement.

(d) Underwriting. If the Managing Underwriter of any proposed Underwritten Offering of Registrable Securities advises the Corporation that the inclusion of all of the Selling Holders’ Registrable Securities that the Selling Holders intend to include in such offering exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the Registrable Securities offered or the market for the Registrable Securities, then the Registrable Securities to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter advises the Corporation can be sold without having such adverse effect, with such number to be allocated to the Selling Holders, allocated among such Selling Holders pro rata on the basis of the number of Registrable Securities held by each such Selling Holder or in such other manner as such Selling Holders may agree. The Corporation will not include in any Underwritten Offering of Registrable Securities pursuant to this Agreement any securities that are not Registrable Securities without the prior written consent of the Selling Holders.

Section 2.02 Delay Rights.

Notwithstanding anything to the contrary contained herein, the Corporation may, upon written notice (a “Delay Notice”) to (i) all Holders, delay the filing of a Shelf Registration Statement required under Section 2.01, or (ii) any Selling Holder whose Registrable Securities are included in a Shelf Registration Statement or other registration statement contemplated by this Agreement, suspend such Selling Holder’s use of any prospectus that is a part of such Shelf Registration Statement or other registration statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to such Shelf Registration Statement or other registration statement contemplated by this Agreement but may settle any previously made sales of Registrable Securities) if the Corporation (x) is pursuing an acquisition, merger, tender offer, reorganization, disposition, financing, securities offering or other similar transaction and the Board determines in good faith that (A) the Corporation’s ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in such Shelf Registration Statement or other registration statement or (B) such transaction renders the Corporation unable to comply with SEC requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Shelf Registration Statement (or such filings) to become effective or to promptly amend or supplement the Shelf Registration Statement on a post-effective basis, as applicable, (y) has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Board, would materially adversely affect the Corporation or (z) would, in the absence of such delay or suspension, either be required to prematurely disclose material information that the Corporation has a bona fide business purpose for preserving as confidential or would be rendered unable to comply with the requirements under the Securities Act or the Exchange Act; provided, however, in no event shall (A) such filing of such Shelf Registration Statement be delayed under clauses (x), (y) or (z) of this Section 2.02 for a period that exceeds 90 calendar days or (B) such Selling Holders be suspended under clauses (x), (y) or (z) of this Section 2.02 from selling Registrable Securities pursuant to such Shelf Registration Statement or other registration statement for a period that exceeds an aggregate of 90 calendar days in any 365 calendar-day period, in each case, exclusive of days covered by any lock-up agreement executed by a Selling Holder in connection with any Underwritten Offering. The Holders agree to keep the existence and contents of the Delay Notice confidential and not to use such information for any other purpose. Upon disclosure of such information or the termination of the condition described above, the Corporation shall provide prompt notice, but in any event within one Business Day of such disclosure or termination, to the Selling Holders whose Registrable Securities are included in such Shelf Registration Statement and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated in this Agreement.

Section 2.03 Underwritten Offerings. In the event that the Required Holders elect to sell or distribute at least the Underwritten Offering Threshold in the aggregate pursuant to a Shelf Registration Statement pursuant to an Underwritten Offering of Common Shares, the Required Holders shall deliver a notice of such election to the Corporation (such request, an “Underwritten Offering Notice” and such electing Holders, the “Electing Holders”); provided, however, that the Required Holders shall have the option and right to require the Corporation to effect not more than the Permitted Number of Underwritten Offerings pursuant to and subject to the conditions of this Section 2.03. Upon delivery of such Underwritten Offering Notice to the Corporation, the Corporation shall as soon as practicable (but in no event later than one Business Day following the date of delivery of the Underwritten Offering Notice to the Corporation) deliver notice of such Underwritten Offering Notice to all other Holders, who shall then have two Business Days (or one Business Day in the case of an underwritten “bought deal” or “block trade”) from the date that such notice is given to them to notify the Corporation in writing of the number of Registrable Securities held by such Holder that they want to be included in such Underwritten Offering. Upon receipt of an Underwritten Offering Notice, the Corporation shall as soon as practicable use its commercially reasonable efforts to facilitate such Underwritten Offering. In the case of an underwritten “bought deal” or “block trade,” the Underwritten Offering Notice shall be given not less than three Business Days prior to the day the offering is to commence. In connection with any Underwritten Offering of Registrable Securities under this Agreement, the Managing Underwriter or Underwriters shall be selected by the Electing Holders and shall be reasonably acceptable to the Corporation. In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Holder participates, each Selling Holder and the Corporation shall be obligated to enter into an underwriting agreement that contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. No Selling Holder shall be required to make any representations or warranties to or agreements with the Corporation or the underwriters other than representations, warranties or agreements regarding such Selling Holder, its authority to enter into such underwriting agreement and to sell, and its ownership of, the securities whose offer and resale will be registered, on its behalf, its intended method of distribution and any other representation required by Law. If any Selling Holder disapproves of the terms of an underwriting, such Selling Holder may elect to withdraw therefrom by notice to the Corporation, the Electing Holders and the Managing Underwriter; provided, however, that any such withdrawal must be made no later than the time of pricing of such Underwritten Offering. If all Selling Holders withdraw from an Underwritten Offering prior to the pricing of such Underwritten Offering or if the registration statement relating to an Underwritten Offering is suspended pursuant to Section 2.02, the events will not be considered an Underwritten Offering and will not decrease the number of available Underwritten Offerings the Required Holders have the right and option to request under this Section 2.03. No such withdrawal or abandonment shall affect the Corporation’s obligation to pay Registration Expenses pursuant to Section 2.07.

Section 2.04 Sale Procedures.

In connection with its obligations under this Article II, the Corporation shall, as expeditiously as possible:

(a) prepare and promptly file with the SEC a Shelf Registration Statement with respect to any Registrable Securities and use commercially reasonable efforts to cause such Shelf Registration Statement to become and remain effective for the period of the distribution contemplated thereby, in accordance with the applicable provisions of this Agreement;

(b) furnish to the Holders’ legal counsel copies of each Shelf Registration Statement and the prospectus included therein (including each preliminary prospectus) proposed to be filed and provide such legal counsel a reasonable opportunity to review and comment on any such Shelf Registration Statement;

(c) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any Shelf Registration Statement and the prospectus used in connection herewith as may be necessary to keep any such Shelf Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by any such Shelf Registration Statement in accordance with the Selling Holders’ intended method of distribution set forth in such Shelf Registration Statement;

(d) to the extent not publicly available, furnish or otherwise make available to each Selling Holder (i) as far in advance as reasonably practicable before filing a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the SEC other than annual or quarterly reports on Forms 10-K or 10-Q, respectively, current reports on Form 8-K or proxy statements; provided, however, that such reports or proxy statements shall be provided at least two Business Days prior to filing in connection with any Underwritten Offering), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing a Shelf Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of such Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Shelf Registration Statement or other registration statement;

(e) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by a Shelf Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request; provided, however, that the Corporation shall not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(f) cooperate with the Selling Holders and each underwriter or agent participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with Financial Industry Regulatory Authority, Inc. (“FINRA”), including the use of commercially reasonable efforts to obtain FINRA’s pre-clearance or pre-approval of the registration statement and applicable prospectus upon filing with the SEC;

(g) upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

(h) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Shelf Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; (ii) the receipt of any written comments from the SEC with respect to any filing referred to in clause (i); and (iii) any written request by the SEC for amendments or supplements to such Shelf Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto or for additional information;

(i) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in a Shelf Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in the light of the circumstances under which a statement is made); (ii) the issuance or express threat of issuance by the SEC of any stop order suspending the effectiveness of such Shelf Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Corporation of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Corporation agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(j) in connection with a customary due diligence review, make available for inspection by any Selling Holder, the Managing Underwriter or underwriter participating in any such disposition of Registrable Securities, if any, and any counsel or accountants retained by such Selling Holder, Managing Underwriter or underwriter (collectively, the “Offering Persons”), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Corporation and its subsidiaries, and cause the officers, directors and employees of the Corporation and its subsidiaries to supply all information and participate in customary due diligence sessions in each case reasonably requested by any such Selling Holder, Managing Underwriter, underwriter, counsel or accountant in connection with such Registration Statement, subject to appropriate confidentiality obligations;

(k) in the case of an Underwritten Offering, use its commercially reasonable efforts to furnish to the underwriters, (i) an opinion of counsel for the Corporation dated the date of the closing under the underwriting agreement, addressed to the underwriters, and (ii) a “comfort” letter (including customary “negative assurance”), dated the pricing date of such Underwritten Offering and a letter of like kind dated the date of the closing under the underwriting agreement, in each case addressed to the underwriters, signed by the independent public accountants who have certified the Corporation’s financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) as have been customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in Underwritten Offerings of securities by the Corporation and such other matters as such underwriters may reasonably request;

(l) in the event that the Registrable Securities are being offered in an Underwritten Offering, enter into an underwriting agreement in accordance with the applicable provisions of this Agreement; provided, however, that no underwriting agreement shall require (1) the Corporation to enter into a lock-up agreement unless (i) such underwriting agreement is executed in connection with an Underwritten Offering of Common Shares and (ii) the lock-up agreement required under such underwriting agreement does not exceed 45 days from the date of the pricing of such offering and contains customary exceptions from the Corporation’s own immediately preceding underwritten offering; and (2) the officers, directors or any Affiliate of the Corporation to enter into a lock-up agreement;

(m) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement, covering a period of twelve months beginning within three months after the Effective Date of such Shelf Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(n) use its commercially reasonable efforts to cause all such Registrable Securities registered pursuant to this Agreement to be listed on the primary securities exchange or nationally recognized quotation system on which such Registrable Securities are then listed or quoted;

(o) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(p) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the Effective Date of such registration statement;

(q) enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities (including, in the case of Underwritten Offerings of at least the Underwritten Offering Threshold, making appropriate officers of the Corporation available to participate (but only to the extent consistent with the Corporation’s practice in connection with its own recent underwritten offerings of securities) in no more than one telephonic “road show” presentation before analysts (for each Underwritten Offering), and other customary marketing activities (including one-on-one conference calls with prospective purchasers of the Registrable Securities)); and

(r) if requested by the Managing Underwriter or underwriters, or any Selling Holder, (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as the Managing Underwriter or underwriters, or any Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, and (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

The Corporation shall not name a Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act in any Shelf Registration Statement without such Holder’s consent.

Each Selling Holder, upon receipt of notice from the Corporation of the happening of any event of the kind described in Section 2.04(h)(iii) or Section 2.04(i) shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.04(h)(iii) or Section 2.04(i) or until it is advised in writing by the Corporation that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus (such period during which disposition is discontinued being an “Interruption Period”), and, if so directed by the Corporation, such Selling Holder shall, or shall request the Managing Underwriter, if any, to deliver to the Corporation (at the Corporation’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. As soon as practicable after the Corporation has determined that the use of the applicable prospectus may be resumed, the Corporation will notify the Selling Holders thereof. In the event the Corporation invokes an Interruption Period hereunder and in the reasonable discretion of the Corporation the need for the Corporation to continue the Interruption Period ceases for any reason, the Corporation shall, as soon as reasonably practicable, provide written notice to the Selling Holders that such Interruption Period is no longer applicable.

Section 2.05 Cooperation by Holders. The Corporation shall have no obligation to include Registrable Securities of a Holder in a registration statement who has failed to timely furnish after receipt of a written request from the Corporation such information that the Corporation determines, after consultation with its counsel, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.06 Restrictions on Sales. To the extent requested by the Managing Underwriter, each Holder of Registrable Securities that participates in an Underwritten Offering will enter into a customary letter agreement with underwriters providing such Holder will not effect any public sale or distribution of Registrable Securities during the period of 60 days beginning on the date of a prospectus or prospectus supplement filed with the SEC with respect to the pricing of any Underwritten Offering, provided that (i) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the Corporation and (ii) the restrictions set forth in this Section 2.06 shall not apply to any Registrable Securities that are included in such Underwritten Offering by such Holder. In addition, this Section 2.06 shall not apply to any Holder that is not entitled to participate in such Underwritten Offering, whether because such Holder delivered an Opt-Out Notice prior to receiving notice of the Underwritten Offering or because the Registrable Securities held by such Holder may be disposed of without restriction pursuant to Rule 144 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect).

Section 2.07 Expenses.

(a) Expenses. The Corporation shall pay all reasonable Registration Expenses as determined in good faith by the Board, including, in the case of an Underwritten Offering, the Registration Expenses of an Underwritten Offering, regardless of whether any sale is made pursuant to such Underwritten Offering. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder. For the avoidance of doubt, each Selling Holder’s pro rata allocation of Selling Expenses shall be the percentage derived by dividing (i) the number of Registrable Securities sold by such Selling Holder in connection with such sale by (ii) the aggregate number of Registrable Securities sold by all Selling Holders in connection with such sale. In addition, except as otherwise provided in Sections 2.07 and 2.08 hereof, the Corporation shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder.

(b) Certain Definitions. “Registration Expenses” means the following expenses incident to the Corporation’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on a Shelf Registration Statement pursuant to Section 2.01 or an Underwritten Offering covered under this Agreement, and the disposition of such Registrable Securities, including, without limitation, all registration, filing, securities exchange listing and NASDAQ fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the FINRA, fees of transfer agents and registrars, all word processing, duplicating and printing expenses, and the fees and disbursements of counsel and independent public accountants for the Corporation, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance. “Selling Expenses” means all underwriting discounts and selling commissions or similar fees or arrangements and related expenses allocable to the sale of the Registrable Securities, transfer taxes and fees and disbursements of counsel to the Selling Holders, except for the reasonable fees and disbursements of counsel for the Selling Holders required to be paid by the Corporation pursuant to Section 2.08.

Section 2.08 Indemnification.

(a) By the Corporation. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless each Selling Holder thereunder, its directors, officers, managers, employees, agents and Affiliates and each Person, if any, who controls such Selling Holder or its Affiliates within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees or agents (collectively, the “Selling Holder Indemnified Persons”), against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light of the circumstances under which such statement is made) contained in (which, for the avoidance of doubt, includes documents incorporated by reference in) any registration statement contemplated by this Agreement, any preliminary prospectus, prospectus supplement or final prospectus contained therein, or any amendment or supplement thereof, or any free writing prospectus relating thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and shall reimburse each such Selling Holder Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating, defending or resolving any such Loss or actions or proceedings; provided, however, that the Corporation shall not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder Indemnified Person in writing specifically for use in such registration statement or such other registration statement, or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder Indemnified Person, and shall survive the transfer of such securities by such Selling Holder.

(b) By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Corporation, its directors, officers, employees and agents and each Person, if any, who controls the Corporation within the meaning of the Securities Act or of the Exchange Act, and its directors, officers, employees and agents, to the same extent as the foregoing indemnity from the Corporation to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in any registration statement contemplated by this Agreement, any preliminary prospectus, prospectus supplement or final prospectus contained therein, or any amendment or supplement thereof, or any free writing prospectus relating thereto; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.

(c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission to so notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party other than under this Section 2.08 except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action by such failure. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.08 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select one separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnifying party shall settle any action brought against any indemnified party with respect to which such indemnified party is entitled to indemnification hereunder without the consent of the indemnified party (which shall not be unreasonably withheld, delayed or conditioned), unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnified party. In addition, no indemnifying party shall be liable for the settlement of any action effected without its prior written consent (which shall not be unreasonably withheld, delayed or conditioned).

(d) Contribution. If the indemnification provided for in this Section 2.08 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating, defending or resolving any Loss that is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Other Indemnification. The provisions of this Section 2.08 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 2.09 Rule 144 Reporting.

With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Corporation agrees to use its commercially reasonable efforts to:

(a) make and keep public information regarding the Corporation available, as those terms are understood and defined in Rule 144 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect), at all times from and after the date hereof;

(b) file with the SEC in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act at all times from and after the date hereof; and

(c) so long as a Holder owns any Registrable Securities, furnish, unless otherwise available electronically at no additional charge via the SEC’s EDGAR system, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration.

Section 2.10 Transfer or Assignment of Registration Rights.

(a) The rights to cause the Corporation to register Registrable Securities granted to the GSO Funds by the Corporation under this Article II may be transferred or assigned by the GSO Funds to one or more transferees or assignees of Registrable Securities without the consent of the Corporation; provided, however, that, other than in the case of transfers or assignments of Registrable Securities to funds or accounts managed, advised or sub-advised by GSO or its Affiliates, (a) the transfer or assignment relates to Preferred Shares (including Common Shares issued or issuable as dividends or upon the redemption of such Preferred Shares) and such Preferred Shares are transferred in accordance with the terms of the Purchase Agreement, (b) any such transfer or assignment with respect to such Preferred Shares is for a minimum of 20,000 Preferred Shares, (c) the Corporation is given written notice prior to any said transfer or assignment, stating the name and address of each of the transferee or assignee and (d) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of the GSO Funds under this Agreement.

(b) Notwithstanding anything in this Agreement to the contrary, if any Preferred Shares are sold or disposed of as described in clause (a) or (b) of Section 1.02 and the transferor’s rights under this Agreement are assigned to the transferee of such securities pursuant to this Section 2.10, any such outstanding Preferred Shares held by such transferee are deemed to be Registrable Securities solely for the purposes of Section 3.01. Any Common Shares issued by the Corporation upon redemption of Preferred Shares shall be Registrable Securities to the extent such Common Shares are not Freely Tradable or, to the extent such Common Shares are Freely Tradable, they represent at least 1% of the then-outstanding Common Shares.

Section 2.11 Preferred Share Sale Cooperation.

In connection with up to 10 sales or distributions of Preferred Shares by any GSO Fund involving a Preferred Share amount (based on Liquidation Preference times the number of applicable shares) of at least $20 million that does not constitute an Underwritten Offering (including a sale pursuant to Rule 144 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect) and any sale or distribution in a private transaction), the Corporation shall take such actions as are reasonably requested by such Holder in order to expedite or facilitate such sale or distribution, including making appropriate officers of the Corporation, as determined by the Corporation in its sole discretion, available to participate in not more than 20 one-on-one conference calls in the aggregate under this Section 2.11, each of which shall consist of an abbreviated investor presentation utilizing the Corporation’s then current investor presentation and a question and answer session relating solely to publicly available information.

ARTICLE III

MISCELLANEOUS

Section 3.01 Termination and Effect of Termination.

This Agreement shall terminate with respect to each Holder when such Holder no longer holds any Registrable Securities or Warrants the Common Stock issuable upon exercise of which Warrants would be Registrable Securities and will terminate in full when no Holder holds any Registrable Securities or Warrants the Common Stock issuable upon exercise of which Warrants would be Registrable Securities, except for the provisions of Section 2.06 and Section 2.07, which shall survive any such termination. No termination under this Agreement shall relieve any Person of liability for breach or Registration Expenses or Selling Expenses incurred prior to termination. In the event this Agreement is terminated, each Person entitled to indemnification rights pursuant to Section 2.08 shall retain such indemnification rights with respect to any matter that (i) may be an indemnified liability thereunder and (ii) occurred prior to such termination.

Section 3.02 Communications.

All notices and other communications provided for or permitted hereunder shall be made in writing by electronic mail, courier service or personal delivery:

(a)	if to the GSO Funds:

c/o GSO Capital Partners

1111 Bagby Street, Suite 2050

Houston, Texas 77002

Attention: Robert Horn

Email: robert.horn@gsocap.com

with a copy to:

c/o GSO Capital Partners

345 Park Avenue, 31st Floor

New York, New York 10154

Email: GSOLegal@gsocap.com

            GSOValuationsGroup@gsocap.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

600 Travis Street, Suite 3300

Houston, Texas 77002

Attention: John D. Pitts

                 Tim Cruickshank

Email:       john.pitts@kirkland.com

                  tim.cruickshank@kirkland.com

(b)	if to a transferee of a GSO Fund, to such Holder at the address provided pursuant to Section 2.10 above; and

(c)	if to the Corporation:

Carrizo Oil & Gas, Inc.

500 Dallas Street

Suite 2300

Houston, TX 77002

Attention: Chief Financial Officer

Email: david.pitts@carrizo.com

with a copy to (which shall not constitute notice):

Carrizo Oil & Gas, Inc.

500 Dallas Street

Suite 2300

Houston, TX 77002

Attention: General Counsel

Email: gerry.morton@carrizo.com

Baker Botts L.L.P.

910 Louisiana Street

Houston, TX 77002

Attention: Gene Oshman

Email: gene.oshman@bakerbotts.com

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via electronic mail; and when actually received, if sent by courier service or any other means.

Section 3.03 Successor and Assigns.

This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

Section 3.04 Assignment of Rights.

All or any portion of the rights and obligations of the GSO Funds under this Agreement may be transferred or assigned by each such GSO Fund only in accordance with Section 2.10 hereof.

Section 3.05 Recapitalization, Exchanges, Etc.

The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all equity interests of the Corporation or any successor or assign of the Corporation (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, share splits, recapitalizations, pro rata distributions of shares and the like occurring after the date of this Agreement.

Section 3.06 Specific Performance.

Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, shall have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right shall not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.

Section 3.07 Counterparts.

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, including facsimile or ..pdf counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 3.08 Headings.

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.09 Governing Law; Venue; Waivers.

This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without regard to principles of conflicts of laws. Neither the Corporation nor any Holder shall be entitled to recover (i) any exemplary, punitive or speculative damages under this Agreement or (ii) any special, indirect, consequential, incidental damages or lost profits under this Agreement, except (x) in the case of clause (ii), to the extent any such damages or lost profits would otherwise be recoverable under Texas law in an action for breach of contract or (y) in the case of clause (i) or clause (ii), any such damages or lost profits arising from a breach of this Agreement that are payable to a third party. The Corporation and each Holder of a Registrable Security each hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating solely to this Agreement or the transactions contemplated hereby, to the exclusive jurisdiction of the courts of the State of Texas and the Federal courts of the United States of America, in each case located within the Southern District of Texas, and appellate courts thereof;

(b) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same to the extent permitted by applicable law;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the party, as the case may be, at its address set forth in the Register or at such other address of which the other party shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction for recognition and enforcement of any judgment or if jurisdiction in the courts referenced in the foregoing clause (a) are not available despite the intentions of the parties hereto;

(e) agrees that final judgment in any such suit, action or proceeding brought in such a court may be enforced in the courts of any jurisdiction to which such party is subject by a suit upon such judgment, provided that service of process is effected upon such party in the manner specified herein or as otherwise permitted by law;

(f) agrees that to the extent that such party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, such party hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by law; and

(g) IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING IN RELATION TO THIS AGREEMENT.

Section 3.10 Severability of Provisions.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.11 Entire Agreement.

This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Corporation set forth herein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.12 Amendment.

This Agreement may be amended only by means of a written amendment signed by the Corporation and the Required Holders; provided that any amendment, modification, supplement or waiver of any of the provisions of this Agreement which disproportionately materially adversely affects any Holder shall not be effective without the written approval of such Holder; but it is acknowledged and agreed that the notice and other provisions of this Agreement may be waived by the Required Holders with respect to any particular registration or transaction. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not affect the rights of other Holders of Registrable Securities may also be given by holders of greater than 50% of the Registrable Securities being sold by such Holders pursuant to such Registration Statement.

Section 3.13 No Presumption.

If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.14 Obligations Limited to Parties to Agreement.

Each of the parties hereto covenants, agrees and acknowledges that, other than as set forth herein, no Person other than the Holders, their respective permitted assignees and the Corporation shall have any obligation hereunder and that, notwithstanding that one or more of such Persons may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of such Persons or their respective permitted assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of such Persons or any of their respective assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of such Persons or their respective permitted assignees under this Agreement or any documents or instruments delivered in connection herewith or for any claim based on, in respect of or by reason of such obligation or its creation, except, in each case, for any assignee of any Holder hereunder.

Section 3.15 Interpretation.

Article and Section references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The words “include,” “includes” and “including” or words of similar import shall be deemed to be followed by the words “without limitation.” Whenever any determination, consent or approval is to be made or given by the GSO Funds (and their respective transferees or assignees) under this Agreement, such action shall be in each GSO Fund’s (and its respective transferees’ or assignees’) sole discretion unless otherwise specified. Unless expressly set forth or qualified otherwise (e.g., by “Business” or “trading”), all references herein to a “day” are deemed to be a reference to a calendar day.

(Signature pages follow)

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

CARRIZO OIL & GAS, INC.

By:	/s/ David L. Pitts
Name:	David L. Pitts
Title:	Vice President and Chief Financial Officer

Signature Page to Registration Rights Agreement

HOLDERS:

GSO COF III AIV-6 LP

By:	GSO Capital Opportunities Associates III LLC,
its general partner

By:	GSO Holdings I L.L.C.,
its managing member

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Signature Page to Registration Rights Agreement

GSO COF III AIV-7 LP

By:	GSO Capital Opportunities Associates III LLC,
its general partner

By:	GSO Holdings I L.L.C.,
its managing member

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Signature Page to Registration Rights Agreement

GSO ENERGY SELECT OPPORTUNITIES FUND AIV-5 LP

By:	GSO Energy Select Opportunities Associates LLC,
its general partner

By:	GSO Holdings I L.L.C.,
its member

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Signature Page to Registration Rights Agreement

GSO ENERGY SELECT OPPORTUNITIES FUND AIV-6 LP

By:	GSO Energy Select Opportunities Associates LLC,
its general partner

By:	GSO Holdings I L.L.C.,
its member

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Signature Page to Registration Rights Agreement

GSO ENERGY PARTNERS-A LP

By:	GSO Energy Partners-A Associates LLC,
its general partner

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Signature Page to Registration Rights Agreement

GSO ENERGY PARTNERS-B LP

By:	GSO Energy Partners-B Associates LLC,
its general partner

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Signature Page to Registration Rights Agreement

GSO ENERGY PARTNERS-C LP

By:	GSO Energy Partners-C Associates LLC,
its general partner

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Signature Page to Registration Rights Agreement

GSO ENERGY PARTNERS-C II LP

By:	GSO Energy Partners-C Associates II LLC,
its general partner

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Signature Page to Registration Rights Agreement

GSO ENERGY PARTNERS-D LP

By:	GSO Energy Partners-D Associates LLC,
its general partner

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Signature Page to Registration Rights Agreement

GSO AIGUILLE DES GRANDS MONTETS FUND II LP

By:	GSO Capital Partners LP,
as attorney-in-fact

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Signature Page to Registration Rights Agreement

GSO HARRINGTON CREDIT ALPHA FUND (CAYMAN) L.P.

By:	GSO Harrington Credit Alpha Associates L.L.C.,
its general partner

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Signature Page to Registration Rights Agreement

GSO CREDIT ALPHA TRADING (CAYMAN) LP

By:	GSO Credit Alpha Associates LLC,
its general partner

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Signature Page to Registration Rights Agreement